THE HUNTINGTON FUNDS

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint David C. Mahaffey, Nicole M. Crum, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of The Huntington Funds (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Tobias Caldwell

Tobias Caldwell

Trustee

Signed: January 6, 2016

HUNTINGTON STRATEGY SHARES

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint David C. Mahaffey, Nicole M. Crum, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Huntington Strategy Shares (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Tobias Caldwell

Tobias Caldwell

Trustee

Signed: January 6, 2016